UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 27, 2015

Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri (State or other jurisdiction of incorporation)	1-15401 (Commission File Number)	43-1863181 (IRS Employer Identification Number)
533 Maryville University Drive St. Louis, Missouri 63141 (Address of principal executive offices)

Registrant’s telephone number, including area code: (314) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

In connection with the previously announced plans to separate the household products and personal care divisions of Energizer Holdings, Inc. (the “Company”) into two independent, publicly traded companies (the “Spin-Off”), on April 27, 2015, the Company announced the composition of the Boards of Directors of the Company, which will be renamed Edgewell Personal Care Company, and the new public company which will own the Household Products business currently owned by the Company following the Spin-Off (“New Energizer”). Following the effective date of the Spin-Off, which is targeted for July 1, 2015, David P. Hatfield, Rakesh Sachev, and Carla C. Hendra (each a “New Director” and collectively, the “New Directors”) are expected to join the Board of Directors of the Company. J. Patrick Mulcahy, John R. Roberts, Bill G. Armstrong, John E. Klein and W. Patrick McGinnis are expected to resign as directors of the Company to join the board of directors of New Energizer effective with the execution of the Spin-Off. A copy of the Company’s press release announcing the composition of the boards of directors is attached to this report as Exhibit 99.1.

Following the Spin-Off, the Company’s Board of Directors is expected to consist of Ward M. Klein, David P. Hatfield, Daniel J. Heinrich, Carla Hendra, R. David Hoover, John C. Hunter, James C. Johnson and Rakesh Sachev.

There are no arrangements or understandings pursuant to which the New Directors of the Company are to be elected as directors, and there are no related party transactions between the Company and any New Director reportable under Item 404(a) of Regulation S-K. There are no material plans, contracts or arrangements to which any New Director is a party or participant that were entered into or materially amended in connection with his or her election. The Company will file an amendment to this Form 8-K once the committee memberships of the New Directors, if applicable, are determined.

Item 7.01 Regulation FD Disclosure.

On April 27, 2015 the Company announced that its Board of Directors declared a quarterly dividend of fifty cents ($0.50) per share on its Common Stock, payable on June 10, 2015 to all shareholders of record as of the close of business on May 20, 2015. A copy of the press release announcing the dividend declaration is attached hereto as Exhibit 99.2 and incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

Effective January 1, 2010, the financial statements for our Venezuelan subsidiary were consolidated under the rules governing the translation of financial information in a highly inflationary economy based on the use of the blended National Consumer Price Index in Venezuela. Under generally accepted accounting principles, an economy is considered highly inflationary if the cumulative inflation rate for a three year period meets or exceeds 100 percent. If a subsidiary is considered to be in a highly inflationary economy, the financial statements of the subsidiary must be re-measured into our reporting currency (U.S. dollar) and future exchange gains and losses from the re-measurement of monetary assets and liabilities are reflected in current earnings, rather than exclusively in the equity section of the balance sheet, until such times as the economy is no longer considered highly inflationary.

Prior to March 31, 2015, we included the results of our Venezuelan operations in our Consolidated Financial Statements using the consolidation method of accounting. The Company’s Venezuelan earnings and cash flows are reflected in the Consolidated Financial Statements at the official exchange rate of 6.30 bolivars per U.S. dollar for the quarter and six months ended March 31, 2015 and 2014, respectively. At March 31, 2015, the Company had $33.8 million of USD intercompany receivables due from its Venezuela subsidiaries, for household and personal care products previously imported, the majority of which have been outstanding since Fiscal 2010. As of March 31, 2015 the Company’s Venezuela subsidiary held bolivar denominated cash deposits of $93.8 million of cash (at the 6.30 per U.S. dollar rate).
Venezuelan exchange control regulations have resulted in an other-than-temporary lack of exchangeability between the Venezuelan bolivar and U.S. dollar, and have restricted our Venezuelan operations’ ability to pay dividends and settle intercompany obligations. The severe currency controls imposed by the Venezuelan government have significantly limited our ability to realize the benefits from earnings of the Company’s Venezuelan operations and access the resulting liquidity provided by those earnings. We expect that this condition will continue for the foreseeable future. This lack of exchangeability has resulted in a lack of control over our Venezuelan subsidiaries for accounting purposes. Therefore, in accordance with Accounting Standards Codification 810 -- Consolidation, we deconsolidated our Venezuelan subsidiaries on March 31, 2015 and began accounting for our investment in our Venezuelan operations using the cost method of accounting. As a result of deconsolidating our Venezuelan subsidiaries, we recorded a one-time charge of $144.5 million in the second quarter of 2015, which had no accompanying tax benefit. This charge included the write-off of our investment in our Venezuelan subsidiaries, foreign currency translation losses of $33.7 million previously recorded in accumulated other comprehensive income and the intercompany receivables discussed above. Our Venezuelan operations’ cash balance of $93.8 million (at the 6.30 per U.S. dollar rate) at March 31, 2015 is no longer reported in Cash and cash equivalents on our Consolidated Balance Sheet. In future periods, our financial results will not include the operating results of our Venezuelan operations. Instead, we will record revenue for sales of inventory to our Venezuelan operations in our consolidated financial statements to the extent cash is received. Further, dividends from our Venezuelan subsidiaries will be recorded as other income upon receipt of the cash.

Forward-Looking Statements. This document contains both historical and forward-looking statements. Forward-looking statements are not based on historical facts but instead reflect our expectations, estimates or projections concerning future results or events, including, without limitation, statements regarding the planned Spin-Off of the Household Products business, the timing of any such Spin-Off, the future earnings and performance of Energizer Holdings, Inc. or any of its businesses, including the Household Products and Personal Care businesses on a standalone basis if the Spin-Off is completed. These statements generally can be identified by the use of forward-looking words or phrases such as "believe," "expect," "expectation," "anticipate," "may," "could," "intend," "belief," "estimate," "plan," "target," "predict," "likely," "will," "should," "forecast," "outlook," or other similar words or phrases. These statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause our actual results to differ materially from those indicated by those statements. We cannot assure you that any of our expectations, estimates or projections will be achieved. The forward-looking statements included in this document are only made as of the date of this document and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances. Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation:

•	Whether the Spin-Off of the Household Products business is completed, as expected or at all, and the timing of any such Spin-Off;

•	Whether the conditions to the Spin-Off can be satisfied;

•	Whether the operational, marketing and strategic benefits of the Spin-Off can be achieved;

•	Whether the costs and expenses of the Spin-Off can be controlled within expectations;

•	General market and economic conditions;

•	Market trends in the categories in which we operate;

•	The success of new products and the ability to continually develop and market new products;

•	Our ability to attract, retain and improve distribution with key customers;

•	Our ability to continue planned advertising and other promotional spending;

•
Our ability to timely execute strategic initiatives, including restructurings, in a manner that will positively impact our financial condition and results of operations and does not disrupt our business operations;

•	The impact of strategic initiatives, including the planned Spin-Off of the Household Products business as well as restructurings, on our relationships with employees, customers and vendors;

•	Our ability to maintain and improve market share in the categories in which we operate despite heightened competitive pressure;

•	Our ability to improve operations and realize cost savings;

•	The impact of foreign currency exchange rates and currency controls as well as offsetting hedges;

•	The impact of raw material and other commodity costs;

•	Goodwill impairment charges resulting from declines in profitability or estimated cash flows related to intangible assets or market valuations for similar assets;

•	Costs and reputational damage associated with cyber-attacks or information security breaches;

•	Our ability to acquire and integrate businesses, and to realize the projected results of acquisitions;

•	The impact of advertising and product liability claims and other litigation;

•	Compliance with debt covenants and maintenance of credit ratings as well as the impact of interest and principal repayment of our existing and any future debt; or

•	The impact of legislative or regulatory determinations or changes by federal, state and local, and foreign authorities, including taxing authorities.

In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of any such forward-looking statements. The list of factors above is illustrative, but by no means exhaustive. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Additional risks and uncertainties include those detailed from time to time in the Company’s publicly filed documents, including its Annual Report on Form 10-K for the year ended September 30, 2014.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated April 27, 2015
99.2	Press Release dated April 27, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:  /s/ Daniel J. Sescleifer
Daniel J. Sescleifer
Executive Vice President and Chief Financial Officer

Dated: April 27, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated April 27, 2015
99.2	Press Release dated April 27, 2015